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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  July 23, 2001





                           Galileo International, Inc.

             (Exact Name of Registrant as Specified in its Charter)



           Delaware                    1-13153                  36-4156005
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



9700 West Higgins Road, Suite 400, Rosemont, Illinois              60018
     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (847) 518-4000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

         On July 23, 2001, Galileo International, Inc.(the "Company") reported its results for the quarter ended June 30, 2001. A copy of the press release issued by the Company on July 23, 2001 concerning the foregoing quarterly results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits:

Number            Description

99.1 Press release, dated July 23, 2001 announcing the Company's release of its second quarter results for the quarter ended June 30, 2001.






















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 23, 2001

                                      GALILEO INTERNATIONAL, INC.




                                      By:   /s/ Anthony C. Swanagan
                                          ---------------------------------
                                          Name: Anthony C. Swanagan
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary





































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                                  EXHIBIT INDEX

Number            Description

99.1 Press release, dated July 23, 2001 announcing the Company's release of its second quarter results for the quarter ended June 30, 2001.